UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      June 4, 2004

Isco, Inc.

(Exact name of registrant as specified in its charter)

Nebraska	0-4429	47-0461807
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4700 Superior Street, Lincoln, NE  68504

(Address of Principal Executive Offices and Zip Code)

(402) 464-0231

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits

(c)           Exhibits – The following exhibit is provided as part of the information furnished under Item 12 of this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press release – “Isco Reports Third Quarter Fiscal 2004 Results”

Item 9.  Regulation FD Disclosure

On June 4, 2004, Isco, Inc. issued a press release announcing earnings for the third fiscal quarter ended April 23, 2004.  A copy of the news release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.  This Current Report on Form 8-K and the press release attached hereto are being furnished by Isco, Inc. pursuant to Item 12 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Isco, Inc.

Date: June 4, 2004	BY: /s/	Vicki L. Benne
Vicki L. Benne
Chief Financial Officer and Treasurer